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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 5, 1998


                         CAROLINA FIRST BANCSHARES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



 North Carolina                      0-17939                  56-1655882
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(State or Other                    (Commission               (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)


                  402 East Main Street, Lincolnton, N.C. 28093
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (704) 732-2222
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


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Item 5.           Other Events.

                  On June 5, 1998 Carolina First BancShares, Inc. ("Carolina First") and Community Bank & Trust Co. Marion, North Carolina ("Community Bank") announced the signing of a definitive merger agreement (the "Merger Agreement"). Under the Merger Agreement, Community Bank will merge with a North Carolina interim banking wholly-owned by Carolina First. The Merger Agreement provides that Community Bank shareholders will be entitled to receive at closing approximately 0.74 shares of Carolina First common stock for each share of Community Bank common stock, subject to adjustment as provided in the Merger Agreement.

Item 7.           Financial Statements, Pro Forma Financial Information, and
                  Exhibits.

         (c)          Exhibits.

                  The following exhibits are filed herewith:

         Exhibit No.                                 Description
         -----------                                 -----------

           2.1                                       Merger Agreement

          99.1                                       Press Release



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Carolina First BancShares, Inc.
                                        (Registrant)

                                         /s/ D. Mark Boyd, III
                                         ---------------------------------------
                                             D. Mark Boyd, III
                                             Chief Executive Officer

Date:  June 17, 1998





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                                INDEX TO EXHIBITS


     Exhibit
     -------

        2.1 Merger Agreement dated as of June 4, 1998 between Carolina First BancShares, Inc. and Community Bank & Trust, Co.

       99.1    Press Release